Exhibit 99.1

Tailwind Acquisition Corp. Announces the Separate Trading of its Shares of Class A Common Stock
and Warrants Commencing October 23, 2020

Los Angeles, California, October 21, 2020 — Tailwind Acquisition Corp. (NYSE: TWND.U) (the “Company”) announced today that, commencing October 23, 2020, holders of the units sold in the Company’s initial public offering of 33,421,570 units, completed on September 9, 2020, may elect to separately trade the Class A common stock and warrants included in the units. Those units not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “TWND.U,” and the Class A common stock and warrants that are separated will trade on the NYSE under the symbols “TWND” and “TWND WS,” respectively. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Jefferies LLC acted as the sole book-running manager for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on September 3, 2020.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained from Jefferies LLC, Attn: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10002, by telephone: 877-821-7388 or by email: Prospectus_Department@Jefferies.com.

About Tailwind Acquisition Corp.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses in the consumer internet, digital media and marketing technology sectors. The Company is led by Chairman Philip Krim, Chief Executive Officer Chris Hollod and Chief Financial Officer Matt Eby. In addition to the members of its management team and board of directors, the Company has assembled an Advisory Board that will help position the Company as the value-add partner of choice for today’s leading entrepreneurs.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

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